BayFirst Financial Corp. (NASDAQ:BAFN) 2023 – First Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of the COVID-19 pandemic, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER BANKING FRANCHISE in the Tampa Bay – St. Petersburg MSA(1) HOW WE RANK 2 ASSET SIZE Billion total assets (2)$1.07 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION (3) #6 GROWTH ASSET GROWTH OVER 5 YEARS193% 1. Deposit market share ranking of banks with assets less than $10B headquartered in the MSA as of June 30, 2022 2. Financial data as of March 31, 2023 3. As of SBA’s quarter ended March 31, 2023 INITIATIVES ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FOCUSED ESG DEPOSITS 26% TRANSACTION ACCOUNTS GROWTH DURING THE QUARTER

44 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION FUTURE BANKING CENTER LOCATION EXPANDING BANKING CENTER FRANCHISE

INNOVATIVE COMMUNITY BANK

BAYFIRST

Technology driven community bank with diversified revenue streams

COMMUNITY BANKING

- **9 banking centers in Tampa Bay**, **expected to grow to 12 banking** centers over the next two years to three years
    - **10 commercial** and **4 consumer loan production officers**
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

TECHNOLOGY DRIVEN

- **Advanced technology platform to support innovative products and services while improving efficiencies**
- **PowerLOS for government guaranteed and commercial lending platform**
- **Working with FinTechs to offer new and innovative services through Mulesoft API platform**


BAYFIRST

CREDITBENCH

- **BayFirst's in-house government guaranteed lending platform**
- **#6 SBA lender in dollars and #3 in units as of SBA's quarter ended 3/31/2023**
- **#1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/22**
- **FlashCap program:**
    - SBA 7(a) loans of $350K or less
    - Includes **BOLT SBA 7(a) loans for $150K or less**, with 85% government guarantee
- **Core program:**
    - **Focuses on $350K and above**, and is **anchored by 10 experienced core lenders**
    - Loan generation from **organic sales** and **FinTech partners**

5

6 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of March 31, 2023 33.9% 18.4%8.9% 1.4% 33.3% 4.1% C&I Residential HELOC C&D Secured by Other Real Estate Consumer & Other Loan Highlights • Total loan production of $168 million during the quarter • Loans held for investment grew $65 million during the quarter (1) • Purchased $36 million of government guaranteed loans • Sold $72 million of government guaranteed loans for a net gain on sale of $4 million during the quarter (1) Excludes PPP loans

7 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of March 31, 2023 • Transaction account balances increased $77 million or 26% during the quarter • Approximately 82% of deposits are insured • Minimal use of short-term brokered deposits ($30 million as of March 31, 2023) 11.4% 28.6% 39.0% 21.0% Noninterest Bearing Transaction Interest Bearing Transaction Savings & Money Market Time Deposits Deposit Highlights

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 8 KEY STRATEGIC INITIATIVES FOR 2023 AND BEYOND • Grow community banking franchise through new banking centers and expansion of commercial and consumer lending teams • Strive to be a top 5 SBA lender • Promote innovation through the Company while enhancing omnichannel and digital delivery • Optimize efficiency through technology and workflow improvements • Differentiate the Company through a commitment to social responsibility

9 Q1 2023 For the Three Months Ended ($000s) 3/31/2023 12/31/2022 Increase/ (Decrease) 3/31/2022 Increase/ (Decrease) Interest income $ 14,251 $ 12,520 $ 1,731 $ 7,003 $ 7,248 Interest expense 5,198 3,946 1,252 1,334 3,864 Net interest income 9,053 8,574 479 5,669 3,384 Provision for credit losses 1,942 700 1,242 (2,400) 4,342 Noninterest income 9,448 8,404 1,044 5,665 3,783 Noninterest expense 15,412 13,493 1,919 13,871 1,541 Income tax expense (benefit) 280 672 (392) (27) 307 Net income (loss) from continuing operations 867 2,113 (1,246) (110) 977 Net income (loss) from discontinued operations (128) (791) 663 123 (251) Net income 739 1,322 (583) 13 726 Preferred dividends 208 208 — 208 — Net income available to/(loss attributable to) common shareholders $ 531 $ 1,114 $ (583) $ (195) $ 726

10 Q1 2023 As of and For the Three Months Ended 3/31/2023 12/31/2022 3/31/2022 Return on average assets 0.30% 0.57% 0.01 % Return on average common equity 2.69% 5.56% (0.93) % Basic earnings (loss) from continuing operations per common share $ 0.16 $ 0.47 $ (0.08) Diluted earnings (loss) from continuing operations per common share $ 0.16 $ 0.47 $ (0.08) Dividend payout ratio 61.48% 28.99% (164.25) % Total Capital (to risk-weighted assets) 14.12% 15.00% 19.45 % Tier 1 Capital (to risk-weighted assets) 12.87% 13.75% 18.19 % Common Equity Tier 1 Capital (to risk-weighted assets) 12.87% 13.75% 18.19 % Tier 1 Capital (to total assets) 10.18% 10.79% 11.75 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment 0.26% 0.50% 0.47 % ACL/Total loans held for investment at amortized cost, excl PPP loans (1) 1.73% 1.33% 2.00% (1) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

11 $56 $85 $82 $81 2020Y 2021Y 2022Y 2023Q1 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued organic growth ORGANIC GROWTH Total Assets excluding PPP Loans ($M) Total Net Loans HFI excluding PPP loans ($M) Total Deposits ($M) Tangible Common Equity ($M) Capitalizing on $15.0M after-ta x gain on sale of PPP loans in ’20 & ‘21 $706 $844 $920 $1,052 2020Y 2021Y 2022Y 2023Q1 $0 $200 $400 $600 $800 $1,000 $1,200 $471 $491 $700 $762 2020Y 2021Y 2022Y 2023Q1 $0 $200 $400 $600 $800 $1,000 $559 $722 $795 $933 2020Y 2021Y 2022Y 2023Q1 $0 $200 $400 $600 $800 $1,000 $1,200 CECL adoption decreased capital by $2.5M in ‘23

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 12 LIQUIDITY SOURCES • Available Liquidity ◦ $137 million in cash and due from other banks ◦ $42 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $131 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $41 million available at the Federal Reserve Bank based on pledged loans ◦ $40 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $130 million in brokered deposits (1) ◦ Up to $309 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of March 31, 2023 (unaudited)

13 POSITIONED TO RETURN TO STRONG PROFITABILITY ROAA (%) ROATCE (%) Net Interest Margin (%) Noninterest Income / Total Revenue from Continuing Operations Volatility in 2022 due to discontinued mortgage operations; 2023 was impacted by the cancellation of the sale of government guaranteed loans to Signature Bank (1) The NIM was depressed due to impact of low yield PPP loan portfolio 1.06% 1.90% (0.04)% 0.30% 2020Y 2021Y 2022Y 2023Q1 (0.50)% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 25.60% 32.40% (1.43)% 2.69% 2020Y 2021Y 2022Y 2023Q1 0.00% 7.50% 15.00% 22.50% 30.00% 2.88% 3.23% 3.97% 4.17% 2020Y 2021Y 2022Y 2023Q1 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1)(1) 7.63% 37.56% 51.26% 51.07% 2020Y 2021Y 2022Y 2023Q1 0% 10% 20% 30% 40% 50% 60%

14 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.44% 1.00% 0.61% 1.01% 2020Y 2021Y 2022Y 2023Q1 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/average loans held for investment excluding PPP ACL/Total loans held for investment at amortized cost, excluding PPP loans(1) 5.49% 2.72% 1.33% 1.73% 2020Y 2021Y 2022Y 2023Q1 0.0% 2.0% 4.0% 6.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(2) 636.07% 339.10% 246.42% 582.72% 2020Y 2021Y 2022Y 2023Q1 0.0% 250.0% 500.0% 750.0% 0.45% 1.12% 1.08% 1.05% 2020Y 2021Y 2022Y 2023Q1 0.0% 0.5% 1.0% 1.5% (2) Excludes government guaranteed balances (1) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

15 SHAREHOLDER VALUE CREATION $11.49 $12.77 $16.02 $21.75 $20.35 $19.70 Tangible Book Value 2018Y 2019Y 2020Y 2021Y 2022Y 2023Q1 $0 $5 $10 $15 $20 $25 CECL adoption decreased equity by $2.5M in ‘23 Record earnings fro m residential m ortgage and PPP lending in ‘20 and ‘21 Discontinuation of nationwide residential lending platform in ‘22

16 COMMUNITY BANKING PERFORMANCE Q1 2023 Loan Production Summary: ▪ Loan production during the quarter was $47.4 million(1) ▪ Loans held for investment, including government guaranteed loans, increased by a net $65.0 million QoQ Q1 2023 Deposit Summary: ▪ Deposit balances grew $137.8 million QoQ ▪ Deposit portfolio increased by 7.3% in number of accounts (to 15,739 accounts totaling $932.9 million) QoQ New Banking Center: • New banking center opened in North Tampa (Carrollwood) in January 2023 Q1 2023 Highlights Banking Center & Deposits ($ in 000s) Total Deposits # Branch Year Opened 3/31/2023 3/31/2022 3/31/2021 1 Saint Petersburg(2) 2017 $ 312,052 $ 247,204 $ 207,650 2 Sarasota 2018 188,418 169,613 128,340 3 Seminole 1999 137,298 159,093 138,104 4 Pinellas Park 2005 69,223 71,235 57,768 5 Countryside 2018 66,896 60,060 48,970 6 West Tampa 2020 88,286 54,985 26,432 7 Belleair Bluffs 2021 31,529 7,939 — 8 West Bradenton 2022 32,944 — — 9 Carrollwood 2023 6,255 — — Total Branches (9) $ 932,901 $ 770,129 $ 607,264 (1) Excludes government guaranteed loan production (2) Saint Petersburg branch deposits include other deposits generated by CreditBench, Cash Management, Corporate Treasury, and Virtual.

17 $101 $169 $386 $460 320 374 1,364 1,845 2020Y 2021Y 2022Y LTM $0 $100 $200 $300 $400 $500 250 500 750 1,000 1,250 1,500 1,750 2,000 • Ranked #6 in total SBA dollars and #3 in units for the quarter ending March 31, 2023 • Strategic initiative to expand USDA business and industry lending program. The Company recently hired an experienced USDA lender to support this effort. • Total Q1 2023 government guaranteed loan production increased 155.8% from Q1’2022 • Launched BOLT, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $179.8 million, including $58.6 million in Q1 2023 ◦ New automation program launched through its proprietary loan origination system PowerLOS and Open API, allowing increased volume and speed while limiting additional staff CREDITBENCH (SBA/USDA LENDING) Q1 2023 Highlights Government Guaranteed Loan Amount ($M) and Volume (1) CreditBench concentrated on PPP loan production for years 2020 to 2021 Excludes $877M PPP loans originated in ’20 and $329M during ‘21(1)

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 18 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay market area Total asset growth of 193% since YE2017 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan generators Solid deposit growth of 17% for the quarter and 21% since same period last year Experienced management team with strong insider ownership of 14% ✔ ✔ ✔ ✔ ✔ ✔ ✔ Consistent dividend growing 100% over past 5 years

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 19 APPENDIX

20 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of March 31, 2023 (fair market value, in thousands) (1)Investment Securities Portfolio Details • Other Comprehensive Loss of $3.2 million reduced Tangible Book Value by $0.78 as of March 31, 2023 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ Cash flows could be used to fund future loan growth as needed ◦ Retained earnings and investments moving down the curve would earn back capital loss ◦ No impact to regulatory capital ratios • The Company has $2.5 million of HTM investment securities, net of ACL of $18 thousand. (1) HTM Investment Securities make up 10% of total investment securities portfolio $9,466 $3,426 $18,331 $11,212 Asset-backed securities MBS: U.S. Government-sponsored enterprises CMO: U.S. Government-sponsored enterprises Corporate Bonds

21 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,098,805 Source: S&P Capital IQ Pro Vanguard Group Inc., 3.71% First Manhattan Co., 3.56% Banc Funds Co. LLC, 3.26% All Other Institutions, 10.04% Mark S. Berset, 6.82% All Other Directors/Executive Officers, 7.26% Public/Other, 65.35%

22 ATTRACTIVE FLORIDA MARKETS MEANINGFUL ECONOMIC TAILWINDS #2 state in the U.S.A. for net domestic migration and top 3 growth state* ~$1.4T economy, with 3.8% GDP growth in Q3’22 Attractive tax policy 3.0 million small businesses, more than any other Southeastern state 3rd most populous state Total Deposits in Pinellas, Hillsborough, Manatee and Sarasota Counties of $113bn* …Favorable Population Projections… …and Favorable Expected Household Incomes Tier 1 Markets: • Citrus • Hernando • Pasco • Pinellas • Charlotte • Hillsborough • Polk • Manatee • Sarasota Tier 2 Markets: • Sumter • Lake • Orange • Osceola • Collier • Hardee • DeSoto • Highlands • Lee *Source: S&P Global Market Intelligence as of January 2023, U-haul G ro w th R at e ('2 3 to '2 8) 2.12% 5.00% 5.19% 7.73% USA Florida Tampa MSA Sarasota MSA 0% 3% 5% 8% 10% G ro w th R at e ('2 3 to '2 8) 13.13% 12.55% 13.28% 12.29% USA Florida Tampa MSA Sarasota MSA 0% 5% 10% 15%

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 23 DEPOSIT MARKET SHARE Tampa-St. Petersburg MSA (Total Assets <$10BN and HQ in MSA) Note: Deposit data as of June 30, 2022 Source: S&P Capital IQ Pro Average Deposits Branches Deposits per Branch Market Share Rank Institution ($ millions) (No.) ($ millions) (%) 1 Tampa Bay Banking Co. $2,938 11 $267 65.09% 2 BayFirst Financial Corp. 618 6 103 13.70% 3 West Florida Bank Corp. 444 6 73 9.83% 4 TCM Bank NA 226 1 226 5.00% 5 Central Financial Holdings Inc. 128 1 128 2.83% 6 Century Bancshares of Florida Inc. 97 1 97 2.14% 7 Waterfall Bank 64 1 64 1.41%

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Anthony N. Leo

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q4 2013; Prior to joining BayFirst, provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim CEO of three troubled banks between 2009 and 2013
- Managing Director and Executive Vice President of Community Banks, Inc. (Nasdaq: CMTY) in Harrisburg, PA from 1993 until its sale to Susquehanna Bancshares, Inc. (NasdaqGS: SUSQ) in 2007
- B.A. in Political Science from George Washington University and a J.D. from George Washington University Law School



Robin Oliver

EVP, Chief Financial Officer and Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Thomas G. Zernick

President of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame

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EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Lewis Benner

EVP, Chief Credit Officer

- Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles from multiple financial institutions
- B.A. in Business Administration from Elizabethtown College

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